Exhibit 99.1

Contact: Marc Cannon (954) 769-3146 cannonm@autonation.com

Investor contacts: Cheryl Scully (954) 769-7734 scullyc@autonation.com

Kate Keyser-Pearlman (954) 769-7342 keyserk1@autonation.com

AUTONATION ANNOUNCES

SENIOR NOTES OFFERING

FORT LAUDERDALE, Fla. (January 27, 2012) — AutoNation, Inc. (NYSE: AN), America’s largest automotive retailer (the “Company”), announced today that it intends to commence a public offering of $250.0 million aggregate principal amount of senior unsecured notes pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission (the “SEC”).

The Company intends to use the net proceeds from the offering of the notes to reduce borrowings under the Company’s existing revolving credit facility and to pay the related transaction fees and expenses.

Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and SunTrust Robinson Humphrey Inc. will act as joint book-running managers of the debt offering, with Mitsubishi UFJ Securities (USA), Inc. and Mizuho Securities (USA) Inc. acting as co-lead managers and Comerica Securities, Inc., Fifth Third Securities, Inc., PNC Capital Markets LLC and U.S. Bancorp Investments, Inc. acting as co-managers.

The offering is being made solely by means of a prospectus supplement and accompanying prospectus, which has been filed with the SEC. A copy of the prospectus for the offering may be obtained on the SEC’s website, www.sec.gov. Alternatively, you may request it by contacting Merrill Lynch, Pierce, Fenner & Smith Incorporated, Attention: Prospectus Department, One Bryant Park, New York, NY, 10036 (phone: 800-294-1322 and e-mail: dg.prospectus_distribution@bofasecurities.com), J.P. Morgan Securities LLC, 4 Chase Metrotech Center, CS Level, Brooklyn, NY 11425, Attention: Prospectus Library (Tel: 718-242-8002 or 866-430-0686), Wells Fargo Securities, LLC, 301 S College St, 6th Floor, Charlotte, NC 28202, Attention: High Yield Syndicate, 704-715-7035 or SunTrust Robinson Humphrey, Inc., 3333 Peachtree Road, NE, 11th Floor, Atlanta, GA 30326, Attention: High Yield Syndicate, 404-926-5048.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, and shall not constitute an offer, solicitation or sale in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful.

About AutoNation, Inc.

AutoNation, Inc., headquartered in Fort Lauderdale, Fla., is America’s largest automotive retailer. A component of the Standard and Poor’s 500 Index, AutoNation owned and operated 258 new vehicle franchises in 15 states as of December 31, 2011.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Words such as “anticipates,” “expects,” “intends,” “goals,” “plans,” “believes,” “continues,” “may,” “will,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements that describe our objectives, goals, or plans, are forward-looking statements. Our forward-looking statements reflect our current expectations concerning future results and events, and they involve known and unknown risks, uncertainties and other factors that are difficult to predict and may cause our actual results, performance or achievements to be materially different from any future results, performance and achievements expressed or implied by these statements. These risks, uncertainties and other factors include, among others: economic conditions generally; conditions in the credit markets and changes in interest rates; the success and financial viability of vehicle manufacturers and distributors with which we hold franchises; the duration and severity of production and supply chain disruptions resulting from the natural disasters in Japan and Thailand; factors affecting our goodwill and other intangible asset impairment testing; natural disasters and other adverse weather events; restrictions imposed by vehicle manufacturers; the resolution of legal and administrative proceedings; regulatory factors affecting our business; and other factors described in our news releases and filings made under the securities laws, including, among others, our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Forward-looking statements contained in this news release speak only as of the date of this news release, and we undertake no obligation to update these forward-looking statements to reflect subsequent events or circumstances.